Exhibit 10.56

                     THIRD AMENDMENT TO
               ENRON CORP. 1994 DEFERRAL PLAN


     WHEREAS, Enron Corp. (the "Company") has heretofore adopted the Enron Corp. 1994 Deferral Plan (the "Plan'); and

     WHEREAS, the Board of Directors of the Company has determined and authorized that the Plan be amended to prohibit hardship distribution from the Phantom Stock
Agreement by participants who are subject to Section 16(b) of the Securities Exchange Act of 1934;

     NOW, THEREFORE, the Plan is amended as follows:

     1.    The following new sentence is added to the end of
           Section 8.5 of the Plan:

          "Notwithstanding anything to the contrary in this
     Section 8.5, hardship distribution from the Phantom Stock Agreement shall not be allowed by any Participant who is subject to Section 16(b) of the Securities Exchange Act of 1934."


     AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.


Date:  5-6-96                      ENRON CORP.


                              By:    PHILIP J. BAZELIDES
                              Title: VP Human Resources


ATTEST:


PEGGY B. MENCHACA
Title:  Vice President & Secretary